EXHIBIT 99.9

Bruce Grupo Diversion S.A.C.

Financial Statements for the year that Ended
on December 31, 2002 and Report of the
Independent Auditors

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Finanzas Estratégicas S.A.C.
Corporation of Strategic Finances and Entrepreneurial Management, SAC
Ave. Guardia Peruana No. 1191 Oficina 201 – Lima 9 – Tel. 251-1282
Email: CorporaciondeFinanzasSAC@hotmail.com

REPORT OF THE INDEPENDENT AUDITORS

To the Shareholders of
Bruce Grupo Diversion S.A.C.

We have audited the attached general statements of Bruce Grupo Diversion S.A.C. to December 31, 2002 and the respective earnings and losses statements, changes in the net patrimony, and the cash flow for the year ending on that date, adjusted to reflect the effects of variations of the acquisitive value of the Peruvian currency. Our responsibility consists of express an opinion on these financial statements based in our audits.

Our audits were made according to the audit rules generally accepted. Such rules require us to plan and undertake the audit to obtain a reasonable security of the financial statements do not contain significant errors. An audit includes the examination, based on selective tests, of the evidence backing figures and findings of the financial statements. It also includes and assessment of the utilized accounting principles and the significant estimates made by management, as well as an assessment of the general presentation of the financial statements. We consider our audits provide a reasonable base for our opinion.

In our opinion, the aforementioned financial statements reasonably show, in all significant aspects, the financial situation of Bruce Grupo Diversion S.A.C. to December 31, 2002 and the results of its operations and cash flow for the year ended on such date, according to accounting principles generally accepted.

Certified by:

[ILLEGIBLE]

Edgar Arias Reategui (Partner), CPA
License 28339

Lima, Peru, February 4, 2005

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Bruce Grupo Diversion S.A.C.

Cash Flow Statement
For the year ended on December 31, 2002
Expressed in Nuevos Soles

CONCILIATION OF NET PROFITS WITH NET CASH
OBTAINED FROM OPERATION ACTIVITIES

	2001	2002

Net profit	12,511,133	24,314,502

Adjustments to profits
Depreciation	1,751,634	2,070,151
Intangible amortization	738,898	738,898
Reduction adjustment on game taxes	0	2,549.747
Payment of dividends	-1,009,373	-15,350,220
Results of exposure to inflation	-842,091	-868,348
Others	0	0
Decrease (Increase) of assets
Commercial accounts payable	-52,258	-524,706
Other accounts receivable	1,514,734	-331,338
Long term accounts receivable	-6,936,397	-5,051,155
Supplies	-76,951	64,890
Expenses paid for in advance	-2,614	-21,654
Increase (decrease) of liabilities
Commercial accounts payable	400,659	-282,939
Taxes payable	706,852	-1,352,704
Compensations payable	-80,584	-62,297
Other accounts payable	65,767	480,153
Social benefits	50,476	-106,368

Net cash obtained through operation activities	8,739,885	6,266,614

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C.

Cash Flow Statement
For the Year ended on December 31, 2002
Expressed in Nuevos Soles

OPERATION ACTIVITIES	2001	2002
Collection from clients	33,762,032	46,179,584
Other cash collections related to activities	1,565,210	350,893
Payments for providers	-1,931,472	-2,412,229
Payments for workers and third parties	-2,424,140	-1,971,998
Payments of taxes	-9,688,258	-12,198,675
Payments of dividends	-1,009,373	-15,350,220
Financial income	744,028	1,160,374
Financial expenses	-924,709	-577,275
Income from current party in long term account payable	-6,936,397	-5,051,155
Other cash payments related to activities	-4,417,037	-3,862,686
Net cash obtained operation activities	8,739,884	6,266,614

INVESTMENT OPERATIONS
Purchases of properties, machinery, and equipment	-6,250,068	-3,929,411
Purchases of intangibles	0	-765,134
Net Cash obtained (used in) in operation activities	-6,250,068	-4,694,545

FINANCING ACTIVITIES
Income from loan to shareholders	-1,003,098	-498,237
Payments to long term debt	-1,514,228	-1,744,266
Net cash obtained (used in) in operation activities	-2,517,326	-2,242,503

NET CASH INCREASE (DECREASE)	-27,509	-670,434

RESULTS OF THE EXPOSURE TO INFLATION CAUSED BY CASH	842,091	868,348

CASH AT HAND AT YEAR'S START	2,228,806	3,043,387

CASH AT HAND AT YEAR'S END	3,043,388	3,241,301

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C.

Statement of Changes in the Net Patrimony
For the Year ended on December 31, 2002
Expressed in Nuevos Soles

	Social Capital	Accrued Results	Total

BALANCES TO JANUARY 1, 2002	40,313,424	8,375,361	48,688,785

Adjustments			0
Term profits		12,511,133	12,511,133

BALANCES TO
DECEMBER 31, 2001	40,313,424	20,886,494	61,199,918

Profit distribution		-15,350,220	-15,350,220

Adjustment/reduction of tax game rate		2,549,748	2,549,748
Term profits		24,314,502	24,314,502

BALANCES TO DECEMBER 31, 2002	40,313,424	32,400,525	72,713,949

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C.

Profits and Losses Statement
For functions
For the Year that ended on December 31, 2002
Expressed in Nuevos Soles

	2001	2002

Net sales	31,959,960	46,560,844
Cost of sales	-9,709,296	-9,138,536

Gross profit	22,250,664	37,422,308

Management expenses	-2,011,852	-1,614,574
Expenses of sales	-2,342,301	-2,924,817

Operation profits	17,896,511	32,882,917

Financial Income	744,028	1,160,374
Financial Expenses	-924,709	-577,275
Net, diverse	-684,875	400,639
REI from term	842,091	868,348

Profits before participations and taxes	17,873,046	34,735,003

Income tax	-5,361,914	-10,420,501

NET PROFITS	12,511,132	24,314,502

Profit per common stock	8.29	16.11

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

BRUCE GRUPO DIVERSION S.A.C.

Statement of Changes in the Net Patrimony
For the Year ended on December 31, 2002
Expressed in Nuevos Soles

	Social Capital	Accrued Results	Total

BALANCES TO JANUARY 1, 2002	40,313,424	8,375,361	48,688,785

Adjustments			0
Term profits		12,511,133	12,511,133

BALANCES TO
DECEMBER 31, 2001	40,313,424	20,886,494	61,199,918

Profit distribution		-15,350,220	-15,350,220

Adjustment/reduction of tax game rate		2,549,748	2,549,748
Term profits		24,314,502	24,314,502

BALANCES TO DECEMBER 31, 2002	40,313,424	32,400,525	72,713,949

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Bruce Grupo Diversion S.A.C.

General Balance
For the year ended on December 31, 2002
Expressed in Nuevos Soles

Assets	Notes	2001	2002
Banks		3,043,387	3,241,303
Commercial accounts receivable	4	2,188,516	7,779,442
Other accounts receivable	5	965,781	1,297,119
Supplies		675,807	610,917
Expenses paid for in advance	6	964,501	986,154
Current Assets Subtotal		7,837,992	13,914,935

Assets Not Current
Properties, machinery, and equipment (Net)	7	51,913,132	53,772,392
Other Assets (Net)	8	8,272,939	8,284,109
Not Current Assets Subtotal		60,186,071	62,056,501

Total Assets		68,024,063	75,971,436

Current Liabilities
Commercial accounts payable		857,257	574,317
Diverse accounts payable		4,040,486	1,444,062
Current Liabilities Subtotal		4,897,743	2,018,379

Not Current Liabilities
Long term accounts payable	9	884,278	695,220
Shareholders loan	9	1,042,124	543,887
No Current Liabilities Subtotal		1,926,402	1,239,108

Patrimony
Social capital	10	40,313,424	40,313,424
Accrued results		8,375,361	8,086,023
Term results	11	12,511,133	24,314,502
Patrimony Subtotal		61,199,918	72,713,949

Liabilities and Patrimony Totals		68,024,063	75,971,436

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Bruce Grupo Diversion S.A.C.

NOTES TO THE FINANCIAL STATEMENTS
FOR THE YEAR ENDED ON DECEMBER 31, 2004

1.- CONSTITUTION AND FINANCIAL ACTIVITY

Before the “Notario Publico” from Lima, Dr. Fidel D’Jaima Torres Cevallos, the company was constituted on March 1, 1996; it was registered at the Registry for Legal Persons of Lima, registry No. 12470, on April 28, 1996, with the object of recreational activities such as casinos, slot machines, night club, discothèques, snack bar, restaurant (Chifa), and inn keeper, being this a list of names not a limit, since in accord with the General Board it could perform other activities allowed by the law, being its main financial activities: CASINO, SLOT MACHINES, AND INN KEEPER.

2.- ACCOUNTING PRINCIPLES AND PRACTICES

The important accounting principles and practices applied for the registration of the operations and the preparation of the financial statements were as follows:

Base for the Preparation of the Financial Statements:

According to accounting principles in Peru, financial statements based on historical values are adjusted to reflect the effect on the variations of the acquisitive value of the Peruvian currency (Nuevos Sol S/.), utilizing factor adjustments derived from the Wholesale Price Index at the National Level (IPM). The methodology used for the adjustments corresponds to the one approved by Resolutions No. 2 and 3 of the Normative Council for Accounting. According to said methodology:

•	Non-monetary assets and liabilities, the patrimonial accounts, and the accounts for the profits and losses statement are adjusted. The limits of re-expression are considered only for the applicable cases.

•	Monetary assets and liabilities are not adjusted because they are presented in nuevos soles of acquisitive value at the date of the general balance. Balances in foreign currency are not adjusted because they are expressed in nuevos soles at the exchange rate at the closing date.

•	The effect of the variances of the acquisitive value of the Peruvian currency over the assets and liabilities maintained during the term determines the results due to the exposure to the inflation, which is carried over to the results.

Supplies

Supplies are presented with an adjusted cost or market value, whichever is less. The cost is determined establishing the age of the supplies according to the latest purchases; or that of diverse supplies, identifying its specific cost.

Properties, machinery, and equipment

Properties, machinery, and equipment are presented at the adjusted cost, not exceeding market value, minus the accrued depreciation. Depreciation is calculated with the straight-line method in relation to the estimated useful life of the goods. Renovations and improvements costs are charged to properties, machinery, and equipment; maintenance and repairs costs are charged to expenses. In case of sales and other dispositions, the costs of goods and their accrued depreciation are eliminated and profits or losses are carried over to results.

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

Compensation for the Length of Services

Compensation for length of services (CTS) is calculated according to pertinent legal provisions and deposited every semester at the banking institution chosen by the worker.

Profit per share

The profit per common share is calculated dividing the net profit for the fiscal term by the pondered average of the number of common shares circulating during the term. The pondered average utilized for the calculations, taking the current number of subscribed shares, as follows:

	2002	2001
Common shares	1,509,400	1,509,400
Profit per share	16.11	8.29

3.- FOREIGN CURRENCY

Balances in foreign currency at the end of the fiscal term are expressed in nuevos soles at the exchange rate in offer and demand at the date, besides the use of the pondered exchange rate for SUNAT use, S/. 3.280 asset purchase and S/. 3.280 liability sale, for the year 2004, respectively and are summarized as follows:

2002

Assets	258,462
Liabilities	(39,190)
Net	219,272

4.- COMMERCIAL ACCOUNTS RECEIVABLE

This section comprises:

2002

Open invoices	248,803
Returned checks	821,186
Open promissory notes (net)	6,636,584
TOTAL	S/. 7,779,442

5.- OTHER ACCOUNTS RECEIVABLE

This section comprises:

2002

Deposits in guarantee	1,688
Personnel loans	238,102
IGV (Fiscal Credit)	602,432
Casino tax	327,914
Advance payments to providers	97,564
Other accounts receivable	28,427
TOTAL	S/. 1,297,119

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

6.- EXPENSES PAID FOR IN ADVANCE

This section comprises:

2002

Insurance paid forin advance	0
Other deferred charges	31,756
Deferred income tax (50%	952,676
Income tax, payments into account	1,722
TOTAL	S/. 986,154

7.- PROPERTIES, MACHINERY, AND EQUIPMENT

This section comprises:

		Accrued	Net balance at
	COST	depreciation	12/31/2002

Land	1,137,319	0	1,137,319
Buildings and others	48,753,100	5,123,438	43,629,662
Transportation units	851,718	582,022	269,697
Furniture and accouterments	2,163,505	696,246	1,467,259
Diverse equipment	11,277,654	4,163,190	7,114,464
Computing equipment	332,568	178,576	153,991
TOTAL	S/. 64,515,865	10,743,473	53,772,392

8.- OTHER ASSETS

This section comprises:

		Accrued	Net balance at
	COST	amortization	12/31/2002

Pre-operation expenses	3,694,488	2,955,591	738,898
Hotel software	13,644	0	13,644
Receivable promissory notes (net)	5,813,758	0	5,813,753
Deferred income tax	952,676	0	952,676
Casino tax (credit)	765,134	0	765,134
TOTAL	S/. 11,239,699	2,955,591	8,284,109

9.- LONG TERM DEBT

With the following balances:

•	Taxable development with Sunat, for S/. 695,220
•	Loan to partner Liu Pingchang, for S/. 543,887 (US$156,110)

10.- CAPITAL

Capital is represented by 1,509,400 common shares @ S/. 23.50 in nominal value each, subscribed and paid, the total shareholders are not domiciled.

As of December 31, 2002, the shares corresponding to the balance originated by the re-issuance of capital are pending.

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

11.- ACCRUED RESULTS AND RESERVES

Profits as of December 31, 2002, were S/. 24,314,502

According to the norms of the General Law of Partnerships, a minimum of 10% of the profits of each term must be kept as Legal Reserve, deducted from the income tax, until it reaches 20% of the capital, to compensate losses or it can be capitalized, and there is an obligation to replace it in both cases.

12.- FISCAL SITUATION

Sworn statements of income tax for 2002 are pending of review on the part of the fiscal officials.

Lima, Peru, February 4, 2005

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

EMBLEM

College of Public Accountants of Lima

The Dean of the College of Public Accountants of Lima, in regard to:

The Board Directors in session on 05/02/2001 accorded incorporate

Edgar Alexander Arias Reategui

as an Active Member.

Therefore: This Diploma is issued to be recognized as an authorization to practice the profession according to
Law No. 13253.

Issued in Lima, on July 20, 2001

[ILLEGIBLE]	[ILLEGIBLE]
JULIO CESAR TRUJILLO MEZA	ANGEL AUGUSTO FEIJOO ROMERO
DEAN	DIRECTOR-SECRETARY

No. 28339

Rene Flores
Certification of the State of California #300304

TRANSLATION OF ACCOUNTING REPORTS FROM SPANISH

EMBLEM                 College of Public Accountants of Lima
AV. AREQUIPA 998 Y ALEJANDRO TIRADO 181 - SANTA BEATRIZ - LIMA
TELF: 417-500 - FAX: 433-3171 - APARTADO POSTAL 14-0-356 - LIMA 14 - PERU

0008189

8189

Acknowledgement of Authorization

The subscribing Dean and the Director Secretary of the College of Public Accountants of Lima, state that according to the archives of this institution it has been verified that:

ARIAS REATEGUI EDGAR ALEXANDER
REGISTRATION: 28339
DATE OF ISSUANCE: 5/2/2001

Authorize as of today to practice the professional functions granted by Law No. 13253, and according to the Statute and the Internal Rule Book of this School, this acknowledgement is issued to the requester for the effects and uses that may see fit. This acknowledgement is valid until 3/31/2005.

Lima, February 9, 2005

[ILLEGIBLE]	[ILLEGIBLE]
Angel Roberto Salazar Frisancho	Juan Carlos Orellano Antunez
Dean	Director Secretary